EXHIBIT 10.13

         AMENDMENT NO. 2 TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT

         AMENDMENT NO 2. as of dated June 30, 1998 to Senior Subordinated Note Purchase Agreement dated as of October 31, 1997, as amended, between NuCo2 Inc., the Subsidiary Guarantors and the Investors (the "Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings accorded them in the Agreement.

         WHEREAS, the Company, the Subsidiary Guarantors and the Investors have entered into the Agreement; and

         WHEREAS, the Company, the Subsidiary Guarantors and the Investors desire to amend the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Subsidiary Guarantors and the Investors agree as follows:

         1. Section 8.09(a) of the Agreement is amended in its entirety to read as follows:

                  "(a) INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio to be less than the following respective ratios as at the last day of each fiscal quarter during the following respective periods:

                           PERIOD                            RATIO
                           ------                            -----

                  From the Closing Date
                    through June 30, 1998                 1.25 to 1.00

                  From July 1, 1998
                     through December 31, 1998            1.40 to 1.00

                  From January 1, 1999
                     through March 31, 1999               1.50 to 1.00

                  From April 1, 1999
                     through June 30, 1999                1.65 to 1.00

                  From July 1, 1999
                     through September 30, 1999           1.80 to 1.00

                  From October 1, 1999
                     through December 31, 1999            2.00 to 1.00

                  From January 1, 2000
                     through March 31, 2000               2.25 to 1.00

                  From April 1, 2000
                     and at all times thereafter          2.50 to 1.00"

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         2. Section  8.09(b) of the Agreement is amended in its entirety to read as follows:

                  "(b) TOTAL NET FUNDED DEBT COVERAGE RATIO. The Company will not permit the Total Net Funded Debt Coverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                           PERIOD                              RATIO
                           ------                              -----

                  From the Closing Date
                    through September 30, 1998             7.00 to 1.00

                  From October 1, 1998
                     through December 31, 1998             6.50 to 1.00

                  From January 1, 1999
                     through March 31, 1999                5.50 to 1.00

                  From April 1, 1999
                     through June 30, 1999                 5.00 to 1.00

                  From July 1, 1999
                     and at all times thereafter           4.50 to 1.00"

         3. The Company represents and warrants to the Investors that (a) as of the date hereof and after giving effect to the amendments provided in Sections 1 and 2 hereof, (i) the representations and warranties set forth in Article VI of the Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" (or words of similar import) referred to the Senior Subordinated Note Purchase Agreement as amended by this Amendment No. 2 except that (w) the lawsuit described in Schedule 6.06(a) has been settled by the Company and is no longer pending, (x) certain of the indebtedness listed in Schedule 6.12 has been paid off by the Company, (y) the number of validly issued and outstanding shares of common stock, par value $0.001 per share, referenced in Section 6.13 is 7,216,664 and (z) the number of outstanding options granted under the Company's stock option plans has changed and (ii) no Default has occurred and is continuing and (b) the amendment to certain of the Warrants as set forth in the letter dated as of the date hereof from the Company to certain of the Holders (as defined in the Warrant Agreement) have been duly authorized by all necessary corporate action on the part of the Company and such letter has been duly executed and delivered by the Company and such letter and such Warrants as amended thereby constitute valid and legally binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought at equity or in law).

         4. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.



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                              COMPANY:

                              NUCO2 INC.

                              By: /S/ JOANN SABATINO
                                  ----------------------
                                  Name: Joann Sabatino
                                  Title: CFO

                              SUBSIDIARY GUARANTORS:

                              NUCO2 ACQUISITION CORP.

                              By: /S/ JOANN SABATINO
                                  ----------------------
                                  Name: Joann Sabatino
                                  Title: Treasurer

                              KOCH COMPRESSED GASES, INC.

                              By: /S/ JOANN SABATINO
                                  ----------------------
                                  Name: Joann Sabatino
                                  Title: Treasurer

                              INVESTORS:

                              CHASE EQUITY ASSOCIATES L.P.

                              By: Chase Capital Partners, its general partner

                              By: /S/ JOHN M.B. O'CONNOR
                                  --------------------------
                                  Name: John M.B. O'Connor
                                  Title: General Partner

                              DK ACQUISITION PARTNERS, L.P.

                              By: M.H. Davidson & Co., its general partner

                              By: /S/ THOMAS L. KEMPNER, JR.
                                  ------------------------------
                                  Name: Thomas L. Kempner, Jr.
                                  Title: Partner

                              EMPIRE INSURANCE COMPANY, as executed on their behalf by their Investment Manager, Cohanzick Management, L.L.C.

                              By: ______________________________
                                  Name:
                                  Title:

                              ORIX USA CORPORATION

                              By: /S/ HIROYUKI MIYAUCHI
                                  -------------------------
                                  Name: Hiroyuki Miyauchi
                                  Title: Executive Vice President

                              PAINEWEBBER HIGH INCOME FUND, a series of
                              PaineWebber Managed Investments Trust

                              By: ______________________________
                                  Name: